                               NASH-FINCH COMPANY

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank,
 as Administrative Agent Chicago, Illinois

Other Banks party to the
Credit Agreement

Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of October 8, 1996 (such Credit Agreement, as heretofore amended and as may be amended from time to time, being hereinafter referred to as the "CREDIT AGREEMENT") and currently in effect between you and us. Capitalized terms used without definition below shall have the same meanings herein as they have in the Credit Agreement.

         The Borrower has requested that the Banks make certain modifications to the borrowing arrangements provided for in the Credit Agreement and the Banks have agreed to accommodate such request by the Borrower on the terms and conditions set forth herein.

1 .      CURRENT ASSET COLLATERAL.

         Upon the effectiveness of this Amendment as hereinafter set forth,
Section 3 of the Credit Agreement shall be amended by inserting the following new Section immediately at the end thereof:

                  SECTION 3.10. DOMESTIC CURRENT ASSET COLLATERAL. (a) GENERALLY. The Loans and other Obligations and Hedging Liability shall be secured by valid and perfected first Liens on all inventory and accounts receivable of the Borrower and each Material Subsidiary and all books and records of the Borrower and its Material Subsidiaries related to any of the foregoing inventory or accounts receivable and all proceeds of the foregoing, in each case limited by and pursuant to a Security Agreement in the form or substantially the form of Exhibit 0 hereto, as each such Agreement may from time to time be modified or amended (the "SECURITY AGREEMENT"); PROVIDED, HOWEVER, that (i) no such Liens need be granted on, and the Collateral shall not include, accounts receivable subject to securitizations, inventory subject to purchase money security interests, inventory subject to capitalized leases, and inventory on consignment to any Debtor, in each case to the extent provided in the Security Agreement, (ii) such Liens need not be perfected on (a) any Collateral which is covered by (i) above, (b) any Collateral located outside the United States in the ordinary course of business, and (c) any loans made by any Debtor in the ordinary course of business to retail customers outstanding as of June 1, 1999 or to finance capital improvements by, or provide working capital to, such customers, in each case to the extent such loans do not directly or indirectly constitute trade credit, and (iii) such Liens may be subject to (a) the rights of holders of purchase money security interests, (b) the rights of lessors under capitalized leases, and (c) the rights of consignors under consignments, in each case to the extent such arrangements are permitted in the Credit Agreement. The liens in the Collateral shall be granted to the Administrative Agent for the ratable account of the Banks and shall be valid and perfected first Liens subject, however, to the proviso appearing at the end of the immediately preceding sentence. The Borrower agrees that it will, and will cause its Subsidiaries to, from time to time at the request of the Administrative Agent, execute and deliver such documents and do such acts and things, as the Administrative
         Agent may reasonably request in order to provide for or perfect such Liens on the Collateral, except to the extent any of the foregoing represents action to perfect Liens on Collateral located outside the United States in accordance with the Security Agreement. The Administrative Agent agrees to execute and deliver such documents (including UCC releases) and do such acts and things, as the Borrower or any Subsidiary may reasonably request in order to confirm that the Collateral does not include any Property which the forgoing provisions of this Section 3. 10 exclude from the Collateral.

         (b) LANDLORD'S WAIVERS. Notwithstanding anything herein or in any Collateral Document to the contrary, the obligations of the Borrower and its Subsidiaries to provide landlord's and mortgagee's waivers in form and substance satisfactory to the Administrative Agent (collectively being hereinafter referred to as "WAIVERS") with respect to locations of Collateral (collectively, the "WAIVER LOCATIONS") which (x) are not owned by the Borrower or any subsidiary or (y) if so owned, are subject to a mortgage in favor of a third party shall be deemed satisfied by the following: (i) the Borrower and its Subsidiaries shall use reasonable efforts to obtain a Waiver for each Waiver Location at which is situated inventory aggregating in excess of $500,000 and at all times on and after August 15, 1999, the Borrower and its Subsidiaries shall have furnished Waivers for Waiver Locations, the Collateral consisting of inventory at which is situated, when added to the Collateral consisting of inventory situated at locations that are not Waiver Locations is more than 90% of the aggregate value of all Collateral consisting of inventory; (ii) the Borrower shall pay, and shall cause its Subsidiaries to pay, when due all rents and other charges due under any lease- or mortgage, as applicable, for such location or, with notice to the Administrative Agent, will in good faith contest its obligation to make such payments by appropriate proceedings which prevent enforcement of the matter under contest; and (iii) the Borrower will, and will cause its Subsidiaries to, furnish the Administrative Agent such information as the Administrative Agent shall reasonably request to confirm the Borrower and its Subsidiaries are in compliance with their respective obligations described in the immediately preceding clause (ii).

         (c) RELEASES. Notwithstanding anything herein or in the Loan Documents to the contrary, the Lien of the Administrative Agent pursuant to the Collateral Documents on any Property sold or otherwise disposed of as otherwise permitted by Section 3(f) of the Security Agreement shall be released upon the written request of the Borrower, if (A) at the time of such sale or other disposition and immediately after giving effect thereto, no Default or Event of Default shall occur or be continuing and (B) the net proceeds of such sale or other disposition are paid to the Administrative Agent for application in reduction of the Obligations if and to the extent required herein or by the Loan Documents. The Administrative Agent shall, at the Borrower's expense, execute and deliver such instruments (including UCC termination statements) as the Borrower may from time to time reasonably request to confirm such release made pursuant to the immediately preceding sentence.

2.       OTHER AMENDMENTS.

         Upon satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement shall be amended (effective as of June 1, 1999) as follows:

         SECTION 2.01. NEW APPLICABLE MARGIN. (a) Section 1.3(c) of the Credit Agreement shall be amended by deleting the text appearing before the proviso therein and inserting the following in lieu therefor:

         "(c) APPLICABLE MARGIN. With respect to Committed Loans and the facility fee payable under Section 4.1 hereof, the "Applicable Margin" shall mean the rate specified for such Obligation below, subject to adjustment as hereinafter provided:


           When Following          Applicable             Applicable               Applicable
            Status Exists            Margin                 Margin                   Margin
                                  For Base Rate    For Eurodollar Loans Is:   For Facility Fee Is:
                                    Loans Is:
         Level I Status             0.000%                 .875%                    0.125%
         Level II Status            0.250%                 1.250%                   0.250%
         Level III Status           0.375%                 1.375%                   0.375%
         Level IV Status            0.500%                 1.50%                    0.500%
         Level V Status             0.750%                 1.750%                   0.500%"

         SECTION 2.02. APPLICATION OF HEDGING LIABILITIES. Section 5.1 of the Credit Agreement shall be amended as follows:

         (a) Section 5.1 shall be amended by inserting the phrase ", Hedging Liabilities" after the word "Notes" as it appears in the line two of the second paragraph thereof; and

         (b) Section 5. 1 (c) shall be amended in its entirety and as amended shall be stated to read as follows:

                  (c) third, to the payment of the principal of the Notes, the Hedging Liability, any liabilities in respect of Reimbursement Obligations and to the Administrative Agent to be held as collateral security for any undrawn Letters of Credit (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such Letters of Credit), the aggregate amount paid to or held as collateral security for the Banks to be allocated pro rata as among the Banks (or the Affiliates thereof in the case of the Hedging Liability) in accord with the then respective aggregate unpaid principal balances of such indebtedness and liabilities owing to each such party;

         SECTION 2.03. NEW DEFINITIONS. Section 6.1 of the Credit Agreement shall be amended by inserting the following new definitions in the appropriate alphabetical location:

                  "COLLATERAL" means all properties, rights, interests and privileges from time to time subject to the Liens Granted to the Administrative Agent by the Collateral Documents.

                  "COLLATERAL DOCUMENTS" means the Security Agreement and all other security agreements, assignments, financing statements and other documents as shall from time to time secure the Obligations.

                  "ERICKSON ACQUISITION " MEANS the acquisition by the Borrower of the capital stock of Erickson pursuant TO the Erickson Purchase Agreement.

                  "ERICKSON" means Erickson's Diversified Corporation, a Wisconsin corporation.

                  "ERICKSON PURCHASE AGREEMENT" means the Stock Purchase Agreement dated as of May 3, 1999 by and among the Borrower and the shareholders of Erickson's Diversified Corporation.

                  "HEDGING ARRANGEMENTS" means any interest rate swaps, interest rate caps, interest rate collars or other interest rate hedging arrangements as the Borrower may from time to time enter into with any one or more of the Banks or their Affiliates to hedge against interest rate risk on the Loans. -

                  "HEDGING LIABILITY" means the liability of the Borrower to the Banks, their Affiliates or any of the foregoing in respect of the Hedging Arrangements. Unless and until the amount of the Hedging Liability is fixed and determined, the Hedging Liability shall be deemed to be the market value OF the relevant Hedging Arrangements, as reasonably determined by the Banks or their Affiliates party to such Arrangements.

                  "GUARANTEED LIABILITIES" MEANS the Obligations and the Hedging Liability.

         SECTION 2.04. REVISED DEFINITIONS. Section 6.1 of the Credit Agreement shall be amended by deleting the definitions of "LOAN DOCUMENTS" and "SUBSIDIARY GUARANTY AGREEMENT" and replacing them in their entirety which shall be stated to read as follows:

         "LOAN DOCUMENTS" means this Agreement, the Collateral Documents, the Notes, the Applications, the Letters of Credit, and each Subsidiary Guarantee Agreement delivered to the Administrative Agent pursuant to Sections 8.1 or 9.1 hereof, as applicable.

         "SUBSIDIARY GUARANTEE AGREEMENT" means a letter to the Administrative Agent in the form of Exhibit I hereto executed by a Subsidiary whereby it acknowledges it is party hereto as a Guarantor under Section 13 and any amendments hereof.

         SECTION 2.05. NEW LEVERAGE RATIO LEVEL. Section 9.9 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

              "SECTION 9.9. LEVERAGE RATIO. The Borrower shall not, as of the close of any fiscal quarter of the Borrower set forth below, permit the Leverage Ratio to be more than the amount set forth to the right of such quarter:

                  As of Close of each Fiscal Quarter:

                                                                                     Leverage Ratio Shall
                    From and Including                 To and Including                Not be More Than:
                   1st fiscal quarter of             3rd fiscal quarter of                 4.75 to 1
                     fiscal year 1998                  fiscal year 1998
                   4th fiscal quarter of             1st fiscal quarter of                 4.50 to 1
                     fiscal year 1998                  fiscal year 1999
                   2nd fiscal quarter of             2nd fiscal quarter of                 4.75 to 1
                     fiscal year 1999                  fiscal year 1999
                   3rd fiscal quarter of             1st fiscal quarter of                 4.25 to 1
                     fiscal year 1999                  fiscal year 2000


                   2nd fiscal quarter of              each fiscal quarter                  4.00 to 1
                     fiscal year 2000                     thereafter

         SECTION 2.06. ACQUISITION LIMIT. Subsection (h) of Section 9.14 of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:

                  " and (v) except in the case of the Erickson Acquisition, either (1) the aggregate amount of cash and cash equivalents expended by the Borrower and its Subsidiaries as consideration for such acquisition, when taken together with the aggregate amount of cash and cash equivalents expended by the Borrower and its Subsidiaries as consideration for all other acquisitions (other than the Erickson Acquisition) on or at any time after January 1, 1999 on a cumulative basis (the aggregate of the consideration for the acquisition in question and all such other acquisitions being hereinafter referred to the "AGGREGATE CUMULATIVE ACQUISITION CONSIDERATION"), does not exceed $40,000,000 or (2) if the Aggregate Cumulative Acquisition Consideration exceeds $40,000,000, both (A) the aggregate amount of cash and cash equivalents expended as consideration for the acquisition in question is less than $5,000,000 and (B) the aggregate purchase price due from the Borrower and its Subsidiaries as consideration for such acquisition (including the assumption of indebtedness but excluding any such consideration in the form of capital stock of the Borrower) does not exceed the product of 4.5 and EBITDA reasonably attributable to the Person (in the case of an acquisition of such Person's Voting Stock) or the Property so acquired (in the case of an acquisition of such Person's Property), in each case for such Person's twelve most recently completed monthly accounting periods ("EBITDA" for such purposes to mean EBITDA as such term is defined herein, but with such Person and its subsidiaries substituted in such definition and all ancillary definitions in the place and stead of the Borrower and its Subsidiaries).

         SECTION 2.07. PERMITTED INDEBTEDNESS FOR HEDGING LIABILITY. Section
9.12 of the Credit Agreement shall be amended by striking the "." at the end and adding "PROVIDED, HOWEVER; that the forgoing shall not restrict nor operate to prevent the Hedging Liability owing to the Administrative Agent and the Banks and (in the case of Hedging Liability) their Affiliates."

         SECTION 2.08. PERMITTED LIENS. Section 9.13 of the Credit Agreement shall be amended by striking "and" at the end of Section (e); striking the "." at the end of Section (f) and replacing it with "; and"; and adding a new Section (g) which shall be stated to read "the Liens granted in favor of the Administrative Agent for the benefit of the Banks pursuant to the Collateral Documents."

         SECTION 2.09 ADDITIONAL EVENTS OF DEFAULT. Section 10 of the Credit Agreement shall be amended as follows:

                  (a) Section 10.1(b) shall be amended by deleting the ";" appearing at the end of the sentence and replacing it with "or of any provision in any Loan Documents dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;";

         (b) Section 10. 1 (d) of the Credit Agreement shall be amended by deleting the ";" appearing at the end of the sentence and replacing it with "or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Administrative Agent in any Collateral purported to be covered thereby except as expressly permitted by the terms thereof,";

         SECTION 2.10. CONFLICT OF PROVISIONS. Section 12 of the Credit Agreement shall be amended by adding a new Section 12.11 which shall be stated to read as follows:

          "SECTION 12.11. CONFLICT. In the event of a conflict between the provisions of this Section 12 and the provision of any Collateral Document regarding the rights, duties and obligations of the Administrative Agent, the provisions of this Section 12 shall govern."

         SECTION 2. 11. COLLATERAL DOCUMENTS NOT SUPERSEDED. Section 14 of the Credit Agreement shall be amended by adding a new Section 14.21 which shall be stated to read as follows:

          "SECTION 14.21. TERMS OF COLLATERAL DOCUMENTS NOT SUPERSEDED. Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Collateral Documents."

         SECTION 2.12. ADDITIONAL GUARANTEES. Section 13 of the Credit Agreement shall be amended as follows:

                  (a) Section 13 shall be amended by replacing the phrase "indebtedness guaranteed hereby" wherever it is found therein with the phrase "Guaranteed Liabilities";

                  (b) Section 13.1 shall be amended by replacing the phrase "indebtedness of the Borrower" with the phrase "Guaranteed Liabilities";

                  (c) Section 13.2(c) shall be amended by replacing ";" at the end of the sentences with "or other instrument or document for any Hedging Arrangements;";

                  (d) Section 13.2(g) shall be amended by inserting the phrase "or any other instrument or documents for any Hedging Arrangements" after the word "Document" as it appears in line three thereof; and inserting the phrase "or on the Guaranteed Liabilities" after the word "Documents" as it appears in line five thereof;

                  (e) Section 13.3 shall be amended by inserting the phrase ", Guaranteed Liabilities" after the word "Note" as it appears in lines four and six thereof; and

                  (f) Section 13.4(b) shall be amended by replacing the word "Obligations" appearing in line one with the phrase "Guaranteed Liabilities".

3.       WAIVER OF NASH-DE CAMP AND DAIRY SALES.

         The Borrower is currently involved in negotiations to sell the capital stock of Nash-De Camp Company ("NASH-DE CAMP") (such sale of Nash-De Camp, to the extent made at arm's length to an unaffiliated third party, being hereinafter referred to as the "NASH-DE CAMP SALE") and certain dairies known as Nebraska Dairies, Inc. ("NEBRASKA DAIRIES") and Gillette Dairy of the Black Hills, Inc. ("GILLETTE") (the sale of Nebraska Dairies and Gillette, to the extent made at arm's length to an unaffiliated third party, being hereinafter referred to as the "DAIRY SALES"). The Borrower has requested that the Banks waive compliance with those provisions of the Credit Agreement which would otherwise prohibit the Nash-De Camp Sale and Dairy Sales, to the extent such sales are consummated. Accordingly, upon the effectiveness of this Amendment as hereinafter set forth, the Banks hereby waive compliance with Section 9.15(g) and Section 9.16 of the Credit Agreement to the extent, and only to the extent, the same would otherwise prohibit consummation of the Nash-De Camp Sale and Dairy Sales and hereby agree that consummation of the Nash-De Camp Sale and Dairy Sales will not cause any Default or Event of Default under such Sections. Upon such effectiveness of this Amendment, the Banks also hereby agree that the Nash-De Camp Sale and Dairy Sales shall be excluded from subsequent determinations of whether other sales, transfers, leases or other dispositions of property comply with such Section 9.15(g); PROVIDED, HOWEVER, the Borrower need not provide the Administrative Agent with a Lien on the assets of Nash-De Camp Company, Nebraska Dairies or Gillette except on such assets as to which the Borrower has notified the Administrative Agent that the Borrower no longer intends to pursue its sale of such assets as part of the Nash-De Camp Sale or the Dairy Sales, as the case may be (the Borrower hereby agreeing to promptly provide such notice), and in the event the Borrower so decides not to pursue such a sale of such assets, such Lien on such assets shall be provided within sixty (60) days after such notice.

         Notwithstanding anything herein or in any Loan Document to the contrary, upon the consummation of the Nash-De Camp Sale and the Dairy Sales, if the Borrower so requests the Banks in writing, the Banks will release their Liens and the Guaranties of Nash-De Camp, Nebraska Dairy and Gillette under the Loan Documents on any assets if and to the extent that at the time of such release and immediately after giving effect thereto, no Default or Event of Default shall occur or be continuing.

4.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Borrower and the Required Banks shall have executed this Amendment.

         (b) Each Guarantor shall have accepted this Amendment in the space provided for that purpose below.

         (c) The Administrative Agent shall have received the following for the account of the Banks (each to be properly executed and completed) and the same shall have been approved as to form and substance by the Banks:

                      (i)      Erickson Purchase Agreement;

                      (ii) Security Agreement from Nash-Finch Company and each Material Subsidiary; and

                      (iii) UCC Financing Statements required by the Administrative Agent.

         (d) The Administrative Agent shall have received evidence of the insurance required by the Security Agreement.

         (e) The Borrower shall have executed that certain fee letter dated as of May 18, 1999 in connection with this Amendment.

         (f) The Administrative Agent shall have received, for the account of the Banks, an opinion of the Borrower's counsel with respect to this Amendment, such opinion to be in form and substance reasonably acceptable to the Administrative Agent and the Required Banks.

         (g) The Borrower and the Guarantors shall be in full compliance with the terms of the Credit Agreement and no Event of Default or Default shall have occurred or be continuing after giving effect to this Amendment.

         (h) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Required Banks and their counsel.

Upon the satisfaction of such conditions precedent, this Amendment shall take effect as of June 1, 1999.

5.       REPRESENTATIONS REAFFIRMED.

         In order to induce the Banks to execute and deliver this Agreement, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in Section 7 of the Credit Agreement, after giving effect to the amendments made hereby, are and shall be true and correct (except that the representations contained in Section 7.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks).

6.       MISCELLANEOUS.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrower confirms its agreement to pay the reasonable fees and disbursements of Messrs. Chapman and

Cutler, counsel to the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment and the transactions and documents contemplated hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

         Dated as of this 28th day of May 1999, but effective as of June 1, 1999.

                                    NASH-FINCH COMPANY


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


         Accepted and agreed to as of the date last above written.

                                    HARRIS TRUST AND SAVINGS BANK, in its
                                    individual capacity as a Bank and as
                                    Administrative Agent


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    ABN AMRO BANK N.V.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.
                                    CHICAGO BRANCH


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------

                                    CIBC INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    ISTITUTO BANCARIO SANPAOLO DI TORINO
                                    ISTITUTO MOBILLARE ITALIANO SPA


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    KEYBANK, N.A.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    COMMERZBANK AKTIENGESELLSCHAFT
                                    CHICAGO BRANCH


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    THE FUJI BANK, LIMITED


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    CREDIT AGRICOLE INDOSUEZ


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------

                                    FIRST BANK NATIONAL ASSOCIATION


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    MELLON BANK, N.A.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    SUNTRUST BANK, ATLANTA


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    THE MITSUBISHI TRUST AND BANKING CORPORATION


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    NATIONAL CITY BANK, successor by merger to NATIONAL CITY BANK OF COLUMBUS


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    THE SANWA BANK, LIMITED


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------

                                    THE SUMITOMO BANK, LIMITED


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    BANKERS TRUST COMPANY


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    THE BANK OF NEW YORK


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    MITSUI TRUST AND BANKING COMPANY, LIMITED


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    FIRSTAR BANK OF MINNESOTA, N.A.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    SUNTRUST BANK, CENTRAL FLORIDA N.A.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------

                                    CRESTAR BANK


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------

                               GUARANTORS' CONSENT

         Each of the undersigned has heretofore executed and delivered to the Administrative Agent a Subsidiary Guarantee Agreement and hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Subsidiary Guarantee Agreement and all of each of the undersigned's obligations thereunder remain in full force and effect and, without limiting the foregoing, acknowledges and agrees that the Guaranteed Liabilities, as defined in the Amendment to the Credit Agreement, constitutes the indebtedness which is guaranteed by the undersigned under its Subsidiary Guarantee Agreement. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by its Subsidiary Guarantee Agreement.

                                    NASH-DE CAMP COMPANY


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    PIGGLY WIGGLY NORTHLAND CORPORATION


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    GTL TRUCKLINES, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    T.J. MORRIS COMPANY


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    GILLETTE DAIRY OF THE BLACK HILLS, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------

                                    NEBRAKSKA DAIRIES, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    FORREST TRANSPORTATION SERVICE, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    SUPER FOOD SERVICES, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    KENTUCKY FOOD STORES, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    GRAY BEAR, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    FAME MARKETING CORP.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------


                                    SUPER FOODS, INC.


                                    By
                                       -------------------------------
                                       Its
                                          ----------------------------